                                                                                                           =========================
Wells Fargo                                    Wells Fargo New Directions                                  The Lincoln National Life
New Directions(TM)                          Access 4 Variable Annuity Application                              Insurance Company
From Lincoln Annuities                                                                                        Fort Wayne, Indiana
                                                                                                           =========================
------------------------------------------------------------------------------------------------------------------------------------

   Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner   Maximum age of Contract Owner is 85.

                                                                     Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name or trust name*
                                                                     Date of birth  [_][_] [_][_] [_][_]   [_] Male    [_] Female
                                                                                     Month   Day   Year
   __________________________________________________________
   Street address
                                                                     Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
   __________________________________________________________
   City                            State          ZIP
                                                                     Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
                                                                                     Month   Day   Year
   __________________________________________________________                                             [_] Yes    [_] No
   Trustee name*
                                                                     *This information is required for trusts.

1b Joint Contract Owner    Maximum age of Joint Contract Owner is 85.

                                                                     Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name                                                                                        [_] Male    [_] Female

                                                                     Date of birth    [_][_] [_][_] [_][_]
                                                                                      Month    Day   Year [_] Spouse  [_] Non-spouse

2a Annuitant    (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                Maximum age of Annuitant is 85.

                                                                     Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name
                                                                     Date of birth  [_][_] [_][_] [_][_]   [_] Male    [_] Female
                                                                                     Month   Day   Year
   __________________________________________________________
   Street address
                                                                     Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
   __________________________________________________________
   City                            State          ZIP

2b Contingent Annuitant     Maximum age of Contingent Annuitant is 85.

                                                                     Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name

3  Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN

   __________________________________________________________  Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
   Trustee name*                                                               Month   Day   Year
                                                                                                    [_] Yes    [_] No

                                                               *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953WF).

4  Type of Wells Fargo Variable Annuity Contract

   Nonqualified: [_] Initial Contribution  OR  [_] 1035 Exchange

   Tax-Qualified (must complete plan type):    [_] Transfer  OR  [_] Rollover

   Plan Type (check one): [_] Roth IRA         [_] Traditional IRA

5a Allocation (This section must be completed.)

   Initial minimum:  $25,000

   Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

   If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Wells Fargo VT Money Market Fund, pending instructions from the contract owner.

   -----------------------------------------------------------------------------
   Please allocate my contribution of:

   $ _________________________     OR      $ _________________________
     Initial contribution                    Approximate amount
                                             from previous carrier
   -----------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
   -----------------------------------------------------------------------------
   Use whole percentages

                  %  Wells Fargo VT Asset Allocation Fund
    ---------------
                  %  Wells Fargo VT Corporate Bond Fund
    ---------------
                  %  Wells Fargo VT Equity Value Fund
    ---------------
                  %  Wells Fargo VT Equity-Income Fund
    ---------------
                  %  Wells Fargo VT Growth Fund
    ---------------
                  %  Wells Fargo VT International Growth Fund
    ---------------
                  %  Wells Fargo VT Large Company Growth Fund
    ---------------
                  %  Wells Fargo VT Money Market Fund
    ---------------
                  %  Wells Fargo VT Small Company Growth Fund
    ---------------
                  %  AFIS Global Small Capitalization Fund
    ---------------
                  %  AFIS International Fund
    ---------------
                  %  AFIS Large Growth Fund
    ---------------
                  %  AIM Government Securities Fund
    ---------------
                  %  AIM VI Growth Fund
    ---------------
                  %  AIM VI Value Fund
    ---------------
                  %  Alliance Bernstein Small Cap Value Portfolio
    ---------------
                  %  Alliance Technology Portfolio
    ---------------
                  %  Delaware Emerging Markets Series
    ---------------
                  %  Delaware Growth & Income Series
    ---------------
                  %  Delaware High Yield Series
    ---------------
                  %  Delaware REIT Series
    ---------------
                  %  Delaware SmallCap Value Series
    ---------------
                  %  Delaware Trend Series
    ---------------
                  %  Delaware U.S. Growth
    ---------------
                  %  Deutsche VIT Equity 500 Index Fund
    ---------------
                  %  Evergreen VA Omega Fund
    ---------------
                  %  Evergreen VA Special Equity Fund
    ---------------
                  %  Evergreen Strategic Income Fund
    ---------------
                  %  Fidelity VIP Contrafund Portfolio
    ---------------
                  %  Fidelity VIP Growth Opportunities Portfolio
    ---------------
                  %  Fidelity VIP Overseas Portfolio
    ---------------
                  %  Lincoln National Aggressive Growth Fund
    ---------------
                  %  Lincoln National Global Asset Allocation Fund
    ---------------
                  %  MFS Capital Opportunities Series
    ---------------
                  %  MFS Emerging Growth Series
    ---------------
                  %  MFS Utilities Series
    ---------------
                  %  Neuberger Berman Balanced Portfolio
    ---------------
                  %  Neuberger Berman Mid Cap Growth Portfolio
    ---------------
                  %  Neuberger Berman Regency Portfolio
    ---------------
                  %  Putnam VT Growth and Income Fund
    ---------------
                     Fixed Account:                                % 7 years
                                                            -------
                       % 1 year             % 4 years              % 8 years
                -------             --------                -------
                       % 2 years            % 5 years              % 9 years
                -------             --------                -------
                       % 3 years            % 6 years              % 10 years
                -------             --------                -------

                  %  Total (must = 100%)
    ==============



5b Dollar Cost Averaging (Complete only if electing DCA.)

   $2,000 minimum required.
--------------------------------------------------------------------------------
   Total amount to DCA:                                   $ __________________
           OR
   MONTHLY amount to DCA:                                 $ __________________
--------------------------------------------------------------------------------
   OVER THE FOLLOWING PERIOD:
                                                           __________________
                                                              MONTHS (2-60)
--------------------------------------------------------------------------------
   FROM THE FOLLOWING HOLDING ACCOUNT (Check one):

   [_] DCA Fixed Account                            *The DCA holding account and
   [_] Wells Fargo VT Money Market Fund*            the DCA fund elected
                                                    cannot be the same.
--------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
   Use whole percentages

                  %  Wells Fargo VT Asset Allocation Fund
   ----------------
                  %  Wells Fargo VT Corporate Bond Fund
   ----------------
                  %  Wells Fargo VT Equity Value Fund
   ----------------
                  %  Wells Fargo VT Equity-Income Fund
   ----------------
                  %  Wells Fargo VT Growth Fund
   ----------------
                  %  Wells Fargo VT International Growth Fund
   ----------------
                  %  Wells Fargo VT Large Company Growth Fund
   ----------------
                  %  Wells Fargo VT Money Market Fund*
   ----------------
                  %  Wells Fargo VT Small Company Growth Fund
   ----------------
                  %  AFIS Global Small Capitalization Fund
   ----------------
                  %  AFIS International Fund
   ----------------
                  %  AFIS Large Growth Fund
   ----------------
                  %  AIM Government Securities Fund
   ----------------
                  %  AIM VI Growth Fund
   ----------------
                  %  AIM VI Value Fund
   ----------------
                  %  Alliance Small Cap Value Portfolio
   ----------------
                  %  Alliance Technology Portfolio
   ----------------
                  %  Delaware Emerging Markets Series
   ----------------
                  %  Delaware Growth & Income Series
   ----------------
                  %  Delaware High Yield Series
   ----------------
                  %  Delaware REIT Series
   ----------------
                  %  Delaware SmallCap Value Series
   ----------------
                  %  Delaware Trend Series
   ----------------
                  %  Delaware U.S. Growth
   ----------------
                  %  Deutsche VIT Equity 500 Index Fund
   ----------------
                  %  Evergreen VA Omega Fund
   ----------------
                  %  Evergreen VA Special Equity Fund
   ----------------
                  %  Evergreen Strategic Income Fund
   ----------------
                  %  Fidelity VIP Contrafund Portfolio
   ----------------
                  %  Fidelity VIP Growth Opportunities Portfolio
   ----------------
                  %  Fidelity VIP Overseas Portfolio
   ----------------
                  %  Lincoln National Aggressive Growth Fund
   ----------------
                  %  Lincoln National Global Asset Allocation Fund
   ----------------
                  %  MFS Capital Opportunities Series
   ----------------
                  %  MFS Emerging Growth Series
   ----------------
                  %  MFS Utilities Series
   ----------------
                  %  Neuberger Berman Balanced Portfolio
   ----------------
                  %  Neuberger Berman Mid Cap Growth Portfolio
   ----------------
                  %  Neuberger Berman Regency Portfolio
   ----------------
                  %  Putnam VT Growth and Income Fund
   ----------------
                  %  Total (must = 100%)
   ================
--------------------------------------------------------------------------------
   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
--------------------------------------------------------------------------------

5c Cross-Reinvestment or Portfolio Rebalancing

  To elect either of these options, please complete the Cross-Reinvestment form (28051WF) or the Portfolio Rebalancing form (28887WF).

6  Death Benefit Option

  Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.)

  [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
  [_] I/We hereby elect the Estate Enhancement Benefit/1/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.

  /1/ The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

7  Automatic Withdrawal

   Note: Withdrawals exceeding 15% of premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

   --------------------------------------------------------               ----------------------------------------------------------
   [_] Please provide me with automatic withdrawals based                 [_] Please provide me with automatic withdrawals of
       on ________ (may be between 1-10%) of premium                          $ ________________________________
       payments payable as follows:
                                                               OR
   [_] Monthly [_] Quarterly  [_] Semi-annually [_] Annually              [_] Monthly  [_] Quarterly  [_] Semi-annually [_] Annually
   Begin withdrawals in [_____] [____]                                    Begin withdrawals in [_____] [____]
                         Month   Year                                                           Month   Year
   --------------------------------------------------------                ---------------------------------------------------------

   Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

   ELECT ONE: [_] Do withhold taxes  Amount to be withheld _______ (must be at least 10%)
              [_] Do not withhold taxes

   ELECT ONE: [_] Direct deposit             [_] Checking (Attach a "voided" check)           [_] Savings (Attach a deposit slip)
                  I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                  Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify
                  Lincoln Life of a change in sufficient time to act.  This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                  ----------------------------------------------------------------------------------------------------------
                  Bank name                                                               Bank telephone number


                  [_] Send check to address of record

                  [_] Send check to the following alternate address:

                      ------------------------------------------------------------------------------------------------------

                      ------------------------------------------------------------------------------------------------------



8  Automatic Bank Draft

  ________________________________________________________________     _____________________________________________________________
  Print account holder name(s) EXACTLY as shown on bank records

  __________________________________________________________________________________________________________________________________
  Bank name                                                                                 Bank telephone number

  _______________________________________________________________________________________________  $ _______________________________
  ABA number                                       Checking account number                           Monthly amount

  Automatic bank draft start date:   [___] [___]  [___][___]  [___][___]               ATTACH VOIDED CHECK
                                        Month     Day (1-28)     Year

I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

 9   Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   Replacement

     Does the applicant have any existing life policies or annuity contracts?     [_] Yes   [_] No
     Will the proposed contract replace any existing annuity or life insurance?   [_] Yes   [_] No

     (Attach a state replacement form if required by the state in which the application is signed.)

     ___________________________________________________________________________
     Company name

     ___________________________________________________________________________
     Plan name                                             Year issued

     Fraud Warning

     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

 11  Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Wells Fargo New Directions Access 4 and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     -------------------------------------------------------------------------
     Investment Products:
     -------------------------------------------------------------------------
     . NOT FDIC INSURED               . NOT GUARANTEED BY THE BANK
     . NOT A DEPOSIT                  . NOT INSURED BY ANY GOVERNMENT AGENCY
     . MAY GO DOWN IN VALUE
     -------------------------------------------------------------------------


     __________________________________________________________________________
     Signed at (city)                  State                                     Date [__][__] [__][__] [__][__]
                                                                                       Month     Day      Year
     ________________________________  _______________________________________
     Signature of Contract Owner       Joint Contract Owner (if applicable)

     __________________________________________________________________________
     Signed at (city)                  State                                     Date [__][__] [__][__] [__][__]
                                                                                       Month     Day      Year
     __________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


================================================================================
                   FINANCIAL ADVISER MUST COMPLETE PAGE 5.
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
------------------------------------------------------------------------------------------------------------------------------------


12   Insurance in Force   Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
     Annuitant(s):

     (Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                                    $
     -------------------------------------------------------------------------------------------------------------------------------
     Company name                                                                              Year issued          Amount

13   Additional Remarks

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

14   Dealer Information  Note: Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

     [_] 1 [_] 2 [_] 3 OR [_] Income4Life(SM) Solution - complete Form 30350WP (nonqualified) or Form 30350Q-WP (qualified)

     _____________________________________________________________________________     [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)          Registered representative's telephone number

     _____________________________________________________________________________     [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                   Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                                    City                                    State               ZIP

     [_] CHECK IF BROKER CHANGE OF ADDRESS               Rep Code at Firm ______________________________________________________

15   Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale: and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     _______________________________________________________________________________________________________________________________
     Signature

                                  Send completed application--with a check made payable to Lincoln Life--to your investment dealer's
[LOGO Of Wells Fargo              home office or to:
    New Directions(SM)                                                                    Express Mail:
From Lincoln Annuities            Lincoln Life                                            Lincoln Life
                                  P.O. Box 7882                                           Attention: Wells Fargo Operations
                                  Fort Wayne, IN 46801-7882                               1300 South Clinton Street
                                                                                          Fort Wayne, IN 46802

                                  If you have any questions regarding this application, please call Lincoln Life at 800-548-0805.